UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): March 25, 2010

K-V Pharmaceutical Company

(Exact name of Registrant as specified in its charter)

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Woods Drive
Bridgeton, MO	63044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On March 25, 2010, K-V Pharmaceutical Company (the “Company”) issued a press release announcing the filing of its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2008 (as amended), September 30, 2008, and December 31, 2008, and its Annual Report on Form 10-K for the year ended March 31, 2009 with the Securities and Exchange Commission. A copy of the Company’s press release, dated March 25, 2010, is filed herewith as Exhibit 99.1.

     The description of the press release set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 25, 2010*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-V Pharmaceutical Company

By:	/s/ David A. Van Vliet
David A. Van Vliet
Interim President and Interim Chief Executive Officer

Date: March 26, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 25, 2010*

* Filed herewith